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                                                                  EXECUTION COPY

EXHIBIT 99.3

                               SUBSIDIARY GUARANTY

     SUBSIDIARY GUARANTY ("SUBSIDIARY GUARANTY") dated as of January 27, 2004 made by Virco Mgmt. Corporation, a Delaware corporation and a subsidiary of the below referenced Borrower (the "GUARANTOR"), in favor of Wells Fargo Bank, National Association (the "BANK"), the lender under the Credit Agreement dated as of even date herewith (as the same may be amended, restated, modified or supplemented from time to time, the "CREDIT AGREEMENT") between Virco Mfg. Corporation, a Delaware corporation (the "BORROWER"), and the Bank.

                                    RECITALS

     WHEREAS, pursuant to the Credit Agreement, the Bank has agreed to make certain loans and extend certain other financial accommodations to the Borrower;

     WHEREAS, the Guarantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned loans to the Borrower and the resulting financial and business support which will be provided to the Guarantor by the Borrower; and

     WHEREAS, as a condition to the Bank entering into the Credit Agreement, the Bank has required the Guarantor execute and deliver this Subsidiary Guaranty and to guaranty the Guarantied Obligations of the Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. This Subsidiary Guaranty is one of the Loan Documents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

     "Bank" has the meaning set forth in the first paragraph hereof.

     "Guarantied Obligations" means all Obligations, liabilities and other Indebtedness of the Borrower at any time and from time to time owed to the Bank in respect of the Credit Agreement, each of the other Loan Documents or any Hedge Agreement to which the Borrower is a party (including, without limitation, (a) principal of and interest on all Advances and the Term Loan outstanding from time to time under the Credit Agreement (or evidenced by Line of Credit Note or the Term Note) and (b) any amounts in respect of fees and costs of the Bank that are required to be repaid by the Borrower, in each case whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or non-contingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against the Borrower, the Guarantor or any other Person.

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     "Subsidiary Guaranty" means this Subsidiary Guaranty, and any extensions, modifications, renewals, restatements, reaffirmations, supplements or amendments hereof.

     2. Guaranty of Guarantied Obligations. The Guarantor hereby, irrevocably and unconditionally guaranties and promises to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change in the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

     3. Nature of Guaranty. This Subsidiary Guaranty is irrevocable and continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Subsidiary Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

     4. Relationship to Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by the Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Credit Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Subsidiary Guaranty and are incorporated herein by this reference.

     5. Subordination of Indebtedness of the Borrower to the Guarantor to the Guarantied Obligations. The Guarantor agrees that:

     (a) Any Indebtedness of the Borrower now or hereafter owed to the Guarantor hereby is subordinated in right of payment to the Guarantied Obligations.

     (b) If the Bank so requests, upon the occurrence and during the continuance of any Event of Default, all such Indebtedness of the Borrower now or hereafter owed to the Guarantor shall be collected, enforced and received by the Guarantor as trustee for the Bank and shall be paid over to the Bank in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of the Guarantor under the other provisions of this Subsidiary Guaranty.

     (c) Should the Guarantor fail to collect or enforce any such Indebtedness of the Borrower now or hereafter owed to the Guarantor and pay the proceeds thereof to Bank in accordance with Section 5(b) hereof, the Bank as the Guarantor's attorney-in-fact may do such acts and sign such documents in the Guarantor's name as the Bank considers necessary or desirable to effect such collection, enforcement and/or payment.

     6. Waivers and Consents. The Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of Persons other than that of the Guarantor and, in full recognition of that fact, consents and agrees that the Bank may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof,

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including any increase or decrease of the rate(s) of interest thereon; (b)
supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which the Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Bank in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to the Bank or by operation of applicable laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(i) consent to the merger, change or any other restructuring or termination of the corporate existence of the Borrower, the Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

     Upon the occurrence and during the continuance of any Event of Default, the Bank may enforce this Subsidiary Guaranty independently as to the Guarantor and independently of any other remedy or security the Bank at any time may have or hold in connection with the Guarantied Obligations. The Guarantor expressly waives any right to require the Bank to marshal assets in favor of the Borrower or to proceed against the Borrower, or against any other guarantor of or other surety for the Guarantied Obligations, or upon or against any security or remedy, before proceeding to enforce this Subsidiary Guaranty, in such order as it shall determine in its sole and absolute discretion. The Bank may file a separate action or actions against the Borrower and/or the Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. The Guarantor agrees that the Bank and the Borrower and any Affiliates of the Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Subsidiary Guaranty. The Bank's rights hereunder shall be reinstated and revived, and the enforceability of this Subsidiary Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by the Bank upon the bankruptcy, insolvency or reorganization of the Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of the Bank created or granted herein and the enforceability of this Subsidiary Guaranty with respect to the Guarantor at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Borrower or any other surety and whether or not the Borrower shall have any personal liability with respect thereto. The Guarantor expressly waives any and all defenses now or

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hereafter arising or asserted by reason of (a) any disability or other defense of the Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of the Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of the Bank to marshal assets in favor of the Borrower or any other Person, (e) any act or omission of the Bank or others that directly or indirectly results in or aids the discharge or release of the Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (f) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (g) any failure of the Bank or others to file or enforce a claim in any bankruptcy or insolvency, administration, receivership, creditors arrangement or other analogous proceeding with respect to any Person,
(h) the election by the Bank, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code, (i) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code, (j) any use of cash collateral under Section 363 of the Bankruptcy Code, (k) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (l) the avoidance of any Lien or security in favor of the Bank for any reason, (m) any bankruptcy, insolvency, administration, receivership, or analogous situations, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, or (n) any action taken by the Bank that is authorized by this Section or any other provision of any Loan Document. The Guarantor expressly waives all setoffs and counterclaims (except the Guarantor shall be entitled to assert any claim that is available to the primary obligor in respect of the Guarantied Obligations; provided that no such claim shall excuse the Guarantor from its obligation to pay the Guarantied Obligations upon demand pursuant to Section 2 hereof), presentment, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations (except notices expressly required by the Loan Documents), and all notices of acceptance of this Subsidiary Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

     Without limiting the foregoing, the Guarantor intends to waive any and all of the rights and defenses described in California Civil Code Sections 2819-2825, inclusive, and 2856(a) (including any similar laws enacted and in effect in any other jurisdiction), without regard to the inclusion of any particular language or phrases in this Subsidiary Guaranty to waive any such rights and defenses or any references to statutory provisions or judicial decisions.

     7. Condition of the Borrower and Subsidiaries. The Guarantor represents and warrants to the Bank that the Guarantor has established adequate means of obtaining from the Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Borrower and its properties, and the Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Borrower and its properties. The Guarantor hereby

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expressly waives and relinquishes any duty on the part of the Bank (should any such duty exist) to disclose to the Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the Borrower or its properties, whether now known or hereafter known by the Bank during the life of this Subsidiary Guaranty. With respect to any of the Guarantied Obligations, the Bank need not inquire into the powers of the Borrower or the officers or employees acting or purporting to act on its behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

     8. Liens on Real Property. In the event that all or any part of the Guarantied Obligations at any time are secured by any mortgage, charge or other instruments creating or granting Liens on any interests in real property or land, the Guarantor authorizes the Bank, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of the Guarantor, the enforceability of this Subsidiary Guaranty, or the validity or enforceability of any Liens of the Bank on any collateral, to foreclose or enforce any or all mortgages, charges or other instruments by judicial or nonjudicial sale or by otherwise selling the relevant real property or land under the terms of such mortgage, charge or other instrument. The Guarantor expressly waives all rights and defenses that the Guarantor may have because the obligations of the Borrower under the Loan Documents to which it is a party are secured by real property. This means, among other things, that the Bank may collect from the Guarantor without first foreclosing on any personal or real property collateral pledged by Borrower. If the Bank forecloses or enforces on any real property collateral pledged by the Borrower, the amount of the obligations of the Borrower under the Loan Documents to which it is a party may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and the Bank may collect from the Guarantor even if the Bank, by foreclosing on the real property collateral, has destroyed any right that the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the obligations of the Borrower under the Loan Documents to which it is a party are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure (and any similar laws enacted and in effect in any other jurisdiction). The Guarantor further waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise. The Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and the Guarantor's or any other Person's failure to receive any such notice shall not impair or affect the Guarantor's Obligations or the enforceability of this Subsidiary Guaranty or any rights of the Bank created or granted hereby.

     9. Subordination of Subrogation Claims. Without limiting the provisions of Section 5 hereof, the Guarantor agrees to waive any and all claims of the Guarantor against the Borrower, any endorser or any other guarantor or surety with respect to all or any part of the Guarantied Obligations, or against any of their respective properties, including any and all rights of subrogation, reimbursement, indemnification and contribution. Notwithstanding any right of

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the Guarantor to ask, demand, sue for, take or receive any payment from the
Borrower, all rights, Liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Borrower shall be and hereby are subordinated to the rights of the Bank.

     10. Understandings With Respect to Waivers and Consents. The Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which the Guarantor otherwise may have against the Borrower, the Bank or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. The Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Subsidiary Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Subsidiary Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable law, this Subsidiary Guaranty and such waivers and consents shall be effective to the maximum extent permitted by law.

     11. Representations and Warranties. The Guarantor hereby makes as to it each and every representation and warranty applicable to the Guarantor set forth in Article II of the Credit Agreement as if set forth in full herein.

     12. Costs and Expenses. The Guarantor shall pay promptly upon demand, the reasonable costs and expenses of the Bank in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents and any amendment thereof or waiver thereof. The Guarantor shall also pay on demand, the reasonable costs and expenses of the Bank in connection with the restructuring, reorganization (including a bankruptcy reorganization of the Borrower) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto. The foregoing costs and expenses shall include any applicable filing fees, recording fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of legal counsel employed by the Bank), independent public accountants and other outside experts retained by the Bank, whether or not such costs and expenses are incurred or suffered by the Bank in connection with or during the course of any bankruptcy or insolvency proceedings of the Borrower.

     13. Construction of this Guaranty. This Subsidiary Guaranty is intended to give rise to absolute and unconditional obligations on the part of the Guarantor; hence, in any construction hereof, notwithstanding any provision of any Loan Document to the contrary, this Subsidiary Guaranty shall be construed strictly in favor of the Bank, as the case may be, in order to accomplish its stated purpose.

     14. Liability. Notwithstanding anything to the contrary elsewhere contained herein or in any Loan Document to which the Guarantor is a party, the aggregate liability of the Guarantor hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed by the Guarantor would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or

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terms of similar import, under applicable state or federal law, including without limitation, Section 548 of the Bankruptcy Code. The liability of the Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and the Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part shall not affect the continuing liability of the Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by the Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

     15. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

     16.  Arbitration.

     (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related Loan Documents which are the subject of the Credit Agreement and this Subsidiary Guaranty and the negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination thereof; or (ii) requests for additional credit thereunder.

     (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in California selected by the American Arbitration Association ("AAA");
(ii) be governed by the Federal Arbitration Act (Title 9 of the United States
Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91 or any similar applicable state law.

     (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency

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of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

     (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000. Any dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of California or a neutral retired judge of the state or federal judiciary of California, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of California and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (e) Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

     (f) Class Proceedings and Consolidations. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

     (g) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

     (h) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no dispute shall be submitted to arbitration if the dispute concerns indebtedness

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secured directly or indirectly, in whole or in part, by any real property unless
(i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such dispute is not submitted to arbitration, the dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

     (i) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

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     IN WITNESS WHEREOF, the Guarantor has executed this Subsidiary Guaranty by its duly authorized officer as of the date first written above.

                                                      VIRCO MGMT. CORPORATION,
                                                      a Delaware corporation

                                                      By: /s/ Robert E. Dose
                                                         -----------------------
                                                      Name:  Robert E. Dose
                                                      Title: VP Finance

                                                            Signature Page to
                                                         Virgo Mgmt. Corporation
                                                           Subsidiary Guaranty